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                                                                   EXHIBIT 23.11


                          CONSENT OF FINANCIAL ADVISOR

     As independent financial advisor, we hereby consent to the use of our report and to all references to our firm included in or made a part of this Registration Statement on Form S-4 of National Energy Group, Inc.

                                            PRUDENTIAL SECURITIES
                                            INCORPORATED

                                            By: /s/  ALLEN S. MORTON
                                                -------------------------------
                                                Allen S. Morton
                                                Managing Director

July 24, 1996